SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant: ☒	Filed by a Party other than the Registrant: ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

EVERGREEN SOLAR, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5)     Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

       (2) Form, Schedule or Registration Statement no.:

       (3) Filing Party:

       (4) Date Filed:

PROXY STATEMENT
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
Directors to be Elected at the Annual Meeting:
Directors Whose Terms Extend Beyond the Annual Meeting:
Non-Director Executive Officers:
MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES
Compensation Committee Interlocks and Insider Participation
Director Compensation
AUDIT COMMITTEE REPORT
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
Executive Compensation Summary
Option Grants in Last Fiscal Year
Option Grants in Last Fiscal Year
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Relationship with Kawasaki Heavy Industries, Ltd.
STOCK PERFORMANCE GRAPH
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
INDEPENDENT PUBLIC ACCOUNTANTS
EXPENSES AND SOLICITATION

EVERGREEN SOLAR, INC.

259 Cedar Hill Street
Marlboro, Massachusetts 01752

NOTICE OF ANNUAL MEETING

To be Held on June 4, 2002

To the Stockholders of Evergreen Solar, Inc.:

      Notice is hereby given that the annual meeting of Stockholders (the “Annual Meeting”) of Evergreen Solar, Inc., a Delaware corporation (the “Company”), will be held at 11:00 a.m., local time, on Tuesday, June 4, 2002, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, to consider and act upon the following proposals:

1. To elect three directors to Class II of the Company’s Board of Directors, each to serve for a term of three years or until his or her successor is duly elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

      Only Stockholders of record at the close of business on April 26, 2002 are entitled to notice of and to vote at the Annual Meeting.

      All Stockholders are cordially invited to attend the Annual Meeting in person. To ensure your representation at the Annual Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the enclosed postage-prepaid envelope. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any Stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

By Order of the Board of Directors,

RICHARD G. CHLEBOSKI
Secretary

Marlboro, Massachusetts
April 30, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

EVERGREEN SOLAR, INC.

259 Cedar Hill Street
Marlboro, MA 01752

PROXY STATEMENT

April 30, 2002

      This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation for use at the Annual Meeting of Stockholders to be held on Tuesday, June 4, 2002 (the “Annual Meeting”) at 11:00 a.m., local time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, or at any adjournments or postponements thereof. Our Annual Report to Stockholders for the fiscal year ended December 31, 2001, is being mailed together with this Proxy Statement to all Stockholders entitled to vote at the Annual Meeting. This Proxy Statement and the accompanying notice and form of proxy will be first mailed to Stockholders on or about May 6, 2002.

      The Board of Directors has fixed the close of business on April 26, 2002 as the record date (the “Record Date”). Accordingly, only holders of record of Common Stock as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or an adjournment thereof. As of the Record Date, an aggregate of 11,398,647 shares of our Common Stock, $.01 par value per share (the “Common Stock”), were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a Stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of this proxy statement, above, (2) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 259 Cedar Hill Street, Marlboro, MA 01752, Attention: Richard G. Chleboski, at or before the taking of the vote at the Annual Meeting.

Quorum and Votes Required

      The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from the nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

      In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as directors. On all other matters being submitted to Stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter is required for approval. An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to Stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      The persons named as attorneys-in-fact in the proxies, Mark A. Farber and Richard G. Chleboski, were selected by the Board of Directors and are executive officers of Evergreen. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any Stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. All proxies will be voted in accordance with the Stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting.

      The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of our directors or nominees for director; (iii) each of our executive officers named in the Summary Compensation Table on page 9; and (iv) all of our current directors, nominees for director and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 259 Cedar Hill Street, Marlboro, MA 01752.

	Number of Shares	Percentage of
	Beneficially	Shares of
Name and Address of Beneficial Owner	Owned(1)	Common Stock(2)

5% Stockholders:
Arete Entities(3) P.O. Box 1299 Center Harbor, NH 03226	903,132	7.9%
Kawasaki Heavy Industries, Ltd. World Trade Center Building 4-1 Hamamatsu-cho 2-chome Minato-ku Tokyo 105-6116 Japan	923,787	8.1%
Nth Power Technologies Fund I, L.P. 50 California Street Suite 840 San Francisco, CA 94111	1,016,914	8.9%
Swiss Reinsurance Company(4) Mythenquai 50/60 CH 8022 Zurich Switzerland	693,522	6.0%
Executive Officers and Directors:
Mark A. Farber(5)	261,582	2.3%
Richard G. Chleboski(6)	245,299	2.1%
Dr. Jack I. Hanoka(7)	251,420	2.2%
John J. McCaffrey(8)	40,413	*
Dr. Robert W. Shaw, Jr.(9)	1,039,257	9.0%
Dr. William P. Sommers(10)	31,768	*
Dr. Brown F. Williams(11)	22,930	*
Mason Willrich(12)	31,503	*
Rex D’Agostino (13)	12,500	*
All executive officers and directors as a group (9 persons)(14)	1,936,672	16.5%

*	Less than one percent of the outstanding shares of Common Stock.

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership as of the Record Date is based upon 11,398,647 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	Includes 110,854 shares held by UVCC Fund II, 110,854 shares held by UVCC II Parallel Fund, L.P., 24,336 shares held by Micro-Generation Technology Fund, LLC, 110,854 shares held by Utech Climate Challenge Fund, L.P. and 483,555 shares held by Utech Venture Capital Corporation. Also includes 20,893 shares issuable upon exercise of a warrant held by UVCC Fund II, 20,893 shares issuable upon exercise of a warrant held by UVCC II Parallel Fund, L.P., and 20,893 shares issuable upon exercise of a warrant held by Utech Climate Challenge Fund, L.P.

(4)	Includes 92,378 shares issuable upon exercise of a warrant held by Swiss Reinsurance Company.

(5)	Includes 76,825 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(6)	Includes 58,695 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(7)	Includes 67,049 shares held by Dr. Hanoka and 138,568 shares held by Hanoka Evergreen Limited Partnership. Includes 45,803 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(8)	Includes 28,866 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(9)	Includes 12,000 shares issuable upon the exercise of options and 11,973 shares issuable upon the exercise of a warrant held by Dr. Shaw, each of which may be exercised within 60 days from the Record Date. Also includes 110,854 shares held by UVCC Fund II, 110,854 shares held by UVCC II Parallel Fund, L.P., 24,336 shares held by Micro-Generation Technology Fund, LLC, 110,854 shares held by Utech Climate Challenge Fund, L.P, 483,555 shares held by Utech Venture Capital Corporation and 4,230 shares held by Dr. Shaw’s wife. Also includes 20,893 shares issuable upon exercise of a warrant held by UVCC Fund II, 20,893 shares issuable upon exercise of a warrant held by UVCC II Parallel Fund, L.P., and 20,893 shares issuable upon exercise of a warrant held by Utech Climate Challenge Fund, L.P. Dr. Shaw is a General Partner of Arete Venture Investors II, L.P. which is the General Partner of UVCC Fund II, a General Partner of Arete Ventures III, L.P. which is the General Partner of UVCC II Parallel Fund, L.P., the President of Arete Corporation which is the Manager of Micro-Generation Technology Fund, LLC, and the Managing Member of Arete Climate Challenge Partners, LLC which is the General Partner of Utech Climate Challenge Fund, L.P. Dr. Shaw may be deemed to beneficially own all shares held by UVCC Fund II, UVCC II Parallel Fund, L.P., Micro-Generation Technology Fund, LLC and Utech Climate Challenge Fund, L.P. Dr. Shaw disclaims beneficial ownership of these shares, other than shares in which he has a pecuniary interest.

(10)	Includes 26,768 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(11)	Includes 22,230 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(12)	Includes 12,000 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date. Includes 1,000 shares held by Mr. Willrich’s wife and 18,503 shares held by Willrich 1995 Trust. Mr. Willrich is the sole trustee of the Willrich 1995 Trust and is its sole beneficiary.

(13)	Includes 12,500 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

(14)	Includes 74,652 shares issuable upon exercise of warrants and 295,687 shares issuable upon the exercise of options that may be exercised within 60 days from the Record Date.

PROPOSAL 1

ELECTION OF DIRECTORS

      Our Board of Directors is currently fixed at eight (8) members. There are presently six (6) individuals serving as Directors. Our Third Amended and Restated Certificate of Incorporation divides our Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms.

      Drs. Sommers and Williams and Mr. Willrich are Class II directors whose terms expire at this Annual Meeting. The Board is also composed of two (2) Class III directors (Mr. Farber and Dr. Shaw), whose terms expire upon the election and qualification of directors at the Annual Meeting to be held in 2003, and one (1) Class I director (Mr. Chleboski), whose term expires upon the election and qualification of directors at the Annual Meeting to be held in 2004.

      Three Class II Directors will be elected at this Annual Meeting for a term of three years. The Class II nominees, Drs. Sommers and Williams and Mr. Willrich, are each currently serving as a Class II Director. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted FOR the election of all three nominees, to hold office until the Annual Meeting to be held in 2005 or until their respective successors are duly elected and qualified. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE NOMINEES LISTED BELOW

      The following table sets forth for each nominee to be elected at the Annual Meeting and for each director whose term of office will extend beyond the Annual Meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with us, the year each nominee’s or director’s term will expire and the class of director of each nominee or director:

Nominee’s or Director’s Name
and Year Nominee or Director		Year Term	Class of
First Became a Director	Position(s) Held with the Company	Will Expire	Director

Nominees:
Dr. William P. Sommers(1999)	Director	2002	II
Dr. Brown F. Williams(1999)	Director	2002	II
Mason Willrich(1998)	Director	2002	II
Continuing Directors:
Mark A. Farber(1994)	Chief Executive Officer, President and Director	2003	III
Dr. Robert W. Shaw, Jr.(1994)	Chairman of the Board of Directors	2003	III
Richard G. Chleboski(1995)	Chief Financial Officer, Vice President, Treasurer, Secretary and Director	2004	I

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth for each Class II nominee to be elected at the Annual Meeting, the current Class III Directors and Class I Director who will continue to serve as directors beyond the Annual Meeting, and our current executive officers, their ages and present positions with us as of the date of the Annual Meeting:

Name	Age	Position

Mark A. Farber	49	Chief Executive Officer, President and Director
Richard G. Chleboski	36	Chief Financial Officer, Vice President, Treasurer, Secretary and Director
Dr. Jack I. Hanoka	66	Chief Technical Officer
John J. McCaffrey, Jr.	50	Vice President, Manufacturing and Engineering
Dr. Rex A. D’Agostino	59	Vice President, Marketing and Sales
Dr. Robert W. Shaw, Jr.(1)(2)	60	Chairman of the Board of Directors
Dr. William P. Sommers(2)	68	Director
Dr. Brown F. Williams(1)	61	Director
Mason Willrich(2)	69	Director

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

Directors to be Elected at the Annual Meeting:

      Dr. William P. Sommers has served as a director since January 1999. Dr. Sommers retired in 1998. From 1994 to 1998, Dr. Sommers was President and Chief Executive Officer of SRI International, formerly Stanford Research Institute, a contract research and development organization. From 1963 to 1993, he was an Executive Vice President and director of Booz-Allen & Hamilton. Dr. Sommers serves on the board of directors of Litton Industries, Inc. and Deutsche-Scudder Investments. Dr. Sommers received a B.S. and M.S. in Mechanical Engineering and Ph.D. in Aeronautical Engineering from the University of Michigan, with highest honors.

      Dr. Brown F. Williams has served as a director since January 1999. Since July 1990, Dr. Williams has been Chairman of the Board of Directors of Princeton Video Image, Inc., a media services company active in broadcast and cable television, virtual advertising and interactive telecommunications. From 1966 to 1988, he worked at RCA Laboratories in various capacities, including as a Vice President, where his responsibilities included research in solar power technology. Dr. Williams received a B.A., M.A. and Ph.D. in Physics from the University of California, Riverside.

      Mason Willrich has served as a director since April 1998. From 1996 through December 1999, Mr. Willrich was a Principal, a managerial role that entails reviewing investment candidates and participating in day-to-day operations management, at Nth Power Technologies, Inc., a venture capital firm with a focus on the energy technology sector. From January 2000 through February 2002, he was a Special Limited Partner of Nth Power Technologies, Inc., an advisory role that entails reviewing investment candidates and providing insights into market trends and opportunities. Since October 1998, Mr. Willrich has been a member of the Advisory Council of the National Renewable Energy Laboratory, formerly the Solar Energy Research Institute, and since 1994 he has been a member of the Advisory Council of the Electric Power Research Institute. From 1995 to 1998 he was Chairman of the Board of Energyworks LLC, a company which develops, owns and operates onsite industrial utility assets such as electric power and steam plants. From 1989 to 1994, Mr. Willrich was Chief Executive Officer of PG&E Enterprises, a subsidiary of Pacific Gas and Electric Company for unregulated business development. Mr. Willrich received a B.A. from Yale University and a J.D. from the University of California, Berkeley.

Directors Whose Terms Extend Beyond the Annual Meeting:

      Richard G. Chleboski has served as our Chief Financial Officer, Vice President and Treasurer since August 1994, our Secretary since May 2000 and was elected as a director in June 1995. From July 1987 until February 1994, Mr. Chleboski worked at Mobil Solar Energy Corporation, the solar power subsidiary of Mobil Corporation, where he was the Strategic Planner from March 1991 to February 1994 and a Process Engineer from 1987 to 1991. Mr. Chleboski received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology and an M.B.A. from Boston College.

      Mark A. Farber has served as our President and as a director since August 1994 and was elected our first Chief Executive Officer in May 2000. From July 1988 until February 1994, Mr. Farber worked at Mobil Solar Energy Corporation, the solar power subsidiary of Mobil Corporation, where he was responsible for marketing, sales and corporate partnering activities. From June 1976 until June 1988, Mr. Farber was employed by Temple, Barker and Sloane, now Mercer Management Consulting, as a management consultant where he advised electric utilities, equipment manufacturers and government agencies on economic, business and policy issues related to energy. Mr. Farber received a B.S. in Industrial Engineering and Operations Research from Cornell University and a M.S. in Management from the Sloan School of Management of the Massachusetts Institute of Technology.

      Dr. Robert W. Shaw, Jr. has served as the Chairman of our Board of Directors since October 1994. Since 1983, Dr. Shaw has served as President of Arete Corporation, a venture capital management firm with a focus on the energy technology sector, and has been General Partner of six venture capital funds. Prior to that time, Dr. Shaw was a senior vice president and director of Booz-Allen & Hamilton, an international management and technology consulting firm, where he founded the firm’s energy division. Dr. Shaw is Chairman of the Board of Directors of Proton Energy Systems, Inc. Dr. Shaw received a B.E.P. degree and an M.S. in Electrical Engineering from Cornell University, an M.P.A. from American University, and a Ph.D. in Applied Physics from Stanford University.

Non-Director Executive Officers:

      Dr. Rex A. D’Agostino has served as our Vice President, Marketing and Sales since January 2001. From August 1996 until January 2001, Dr. D’Agostino was President and Chief Executive Officer of Environmizer Systems Corporation, a manufacturer of magnetohydrodynamic products for fluid processing applications. From August 1989 to August 1996, he was President of The Graver Company, a division of the Marmon Group, a developer and manufacturer of water and wastewater treatment equipment and systems. Dr. D’Agostino received his B.A. in Biological Sciences from Shorter College and a Ph.D. in microbiology and biophysics from Notre Dame University.

      Dr. Jack I. Hanoka has served as our Chief Technical Officer since August 1994. From December 1978 until February 1994, Dr. Hanoka worked at Mobil Solar Energy Corporation, the solar power division of Mobil Corporation, where he was a Research Associate. Dr. Hanoka received a B.A. in Liberal Arts and a B.S. in Ceramic Engineering from Rutgers University and a M.S. in Ceramic Science and a Ph.D. in Solid State Physics from Pennsylvania State University.

      John J. McCaffrey, Jr. has served as our Vice President, Manufacturing and Engineering since December 2000 and previously served as our Vice President, Manufacturing since June 1999. From June 1979 until June 1999, Mr. McCaffrey worked for Polaroid Corporation where he managed manufacturing, equipment engineering and quality control, including factory start-ups and international operations. Mr. McCaffrey received a B.S. in Chemistry and General Engineering from The United States Naval Academy, Annapolis.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

      The Board of Directors met seven times and acted by unanimous written consent two times during the fiscal year ended December 31, 2001. The Board of Directors has a standing Audit Committee and Compensation Committee. During the fiscal year ended December 31, 2001, each of our directors attended at least 70 percent of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he served.

      The Audit Committee oversees our accounting and financial functions and periodically meets with our management and independent auditors to review financial and accounting controls and quarterly and annual financial reports. The Audit Committee met four times during 2001. Drs. Shaw and Sommers and Mr. Willrich are the current members of the Audit Committee. Dr. Gordon B. Baty, formerly a member of the Audit Committee, resigned as a director and member of the Audit Committee effective December 14, 2001. Dr. Shaw was appointed to the Audit Committee upon Dr. Baty’s resignation.

      The Compensation Committee determines the compensation of our senior management and administers our stock plans. The Compensation Committee met three times during 2001. Drs. Shaw and Williams are the current members of the Compensation Committee and served as members of the Compensation Committee during fiscal year 2001. Mr. William C. Osborn served as a member of the Compensation Committee during fiscal year 2001 until his resignation as a director, and as a member of the Compensation Committee, effective as of December 14, 2001.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee are Drs. Shaw and Williams. No member of the Compensation Committee was at any time during the past year an officer or employee of Evergreen (or any of our subsidiaries), was formerly an officer of Evergreen (or any of its subsidiaries), or had any relationship with Evergreen requiring disclosure herein.

      During the last fiscal year, none of our executive officers served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) a director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our Board of Directors.

Director Compensation

      Non-employee directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any committees of the Board of Directors on which they serve. Directors are also eligible to participate in the 2000 Stock Option and Incentive Plan. In August 2000 the Board of Directors approved the 2000 Director Compensation Policy. Under the 2000 Director Compensation Policy, non-employee directors, including directors affiliated with our stockholders, are entitled to receive an immediately exercisable option to purchase 1,000 shares of Common Stock for each Board of Directors’ meeting that the director attends.

AUDIT COMMITTEE REPORT

      The Audit Committee is currently comprised of Dr. Robert W. Shaw, Jr., Dr. William P. Sommers and Mr. Mason Willrich. Dr. Gordon B. Baty, formerly a member of the Audit Committee, resigned as a director and member of the Audit Committee effective December 14, 2001. Dr. Shaw was appointed to the Audit Committee upon Dr. Baty’s resignation.

      None of the current members of the Audit Committee are employees of the Company and, aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined in the listing standards of The Nasdaq National Market). That is, none of the members of the Audit Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgement in carrying out his or her responsibilities as a director.

      The Audit Committee oversees the accounting and financial functions of the Company and periodically meets with the Company’s management and independent auditors to review financial and accounting controls and quarterly and annual financial reports. A written charter setting out the functions the Audit Committee is to perform was adopted by the Board of Directors in May 2000. A copy of the Audit Committee charter is attached to this Proxy Statement as Appendix A. Management has primary responsibility for the Company’s consolidated financial statements and the overall reporting process, including the Company’s system of internal controls.

      The Audit Committee met four times during 2001, and regularly meets privately with PricewaterhouseCoopers LLP, the Company’s independent accountants, who have unrestricted access to the Audit Committee.

      The Audit Committee also recommends to the Board of Directors the appointment of the independent accountants and reviews periodically their performance and independence.

      The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2001, and has discussed them with both management and the Company’s independent accountants.

      The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. PricewaterhouseCoopers LLP has provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the Audit Committee that firm’s independence.

      Based on the review and discussions described above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

      Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE

Dr. Robert W. Shaw, Jr.
Dr. William P. Sommers
Mason Willrich

COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

      The following table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our four other most highly compensated executive officers who were serving as executive officers as of

December 31, 2001 and whose salary and bonus exceeded $100,000 for fiscal year 2001 (collectively, the “Named Executive Officers”) for fiscal years ended December 31, 2001, 2000 and 1999.

Summary Compensation Table

				Long-Term
				Compensation
				Awards(2)
		Annual
		Compensation(1)		Securities
				Underlying
Name and Principal Position(s)		Salary($)	Bonus($)	Options

Mark A. Farber	2001	156,770	0	20,000
Chief Executive Officer, President and Director	2000	119,518	90,000	103,925
	1999	101,750	10,000	34,642
Richard G. Chleboski	2001	122,455	0	15,000
Chief Financial Officer, Treasurer, Secretary and Director	2000	93,481	60,000	64,664
	1999	86,487	10,000	34,642
Dr. Jack I. Hanoka	2001	128,770	0	20,000
Chief Technical Officer	2000	114,448	50,000	69,283
	1999	106,838	10,000	34,642
John J. McCaffrey, Jr.(3)	2001	138,420	5,000	40,000
Vice President, Manufacturing and Engineering	2000	120,342	50,000	46,188
	1999	48,102	0	46,189
Dr. Rex D’Agostino(4)	2001	137,705	0	70,000
Vice President, Marketing and Sales	2000	0	0	0

(1)	The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all of our salaried employees and certain perquisites and other personal benefits received by the Named Executive Officers which do not exceed the lesser of $50,000 or 10% of any such officer’s total salary and bonus reported in this table.

(2)	We did not grant any stock appreciation rights or make any long-term incentive plan payouts to the Named Executive Officers during the fiscal years ended December 31, 2001, 2000 and 1999.

(3)	Mr. McCaffrey became an employee and an executive officer of Evergreen when he was elected Vice President, Manufacturing in June of 1999. Accordingly, the compensation reported covers his compensation for the full fiscal year 2000 and his compensation for the portion of the fiscal year 1999 during which he was employed by Evergreen.

(4)	Dr. D’Agostino became an employee and an executive officer when he was elected Vice President, Marketing and Sales in January of 2001. Accordingly, no compensation was earned in fiscal years 1999 or 2000. Included in Dr. D’Agostino’s 2001 compensation was $16,833.29 to cover costs associated with relocation to Evergreen Solar, Inc.

Option Grants in Last Fiscal Year

      The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2001. The percentage of total options granted to employees in 2001 shown in the table below is based on options to purchase an aggregate of 400,100 shares of Common Stock granted during the year ended December 31, 2001. The options, which were granted under our 2000 Stock Option and Incentive Plan, become exercisable over a four year period, with 25% of the option shares granted vesting on each of the one-year, two-year, three-year and four-year anniversary of the grant date, and expire on the tenth anniversary of the date of grant, subject to earlier termination in certain situations related to resignation or termination of employment. Options are subject to the employee’s continued employment. We did not grant any stock appreciation rights during the fiscal year ended December 31, 2001.

Option Grants in Last Fiscal Year

					Potential Realizable
	Individual Grants				Value at
					Assumed Annual
		Percent of Total			Rates of Stock Price
	Number of Securities	Options			Appreciation
	Underlying	Granted to	Exercise		for Option Term(1)
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year(%)	($/Sh)(2)	Date	5%($)	10%($)

Mark A. Farber	20,000	5.0%	2.59	12/07/11	32,577	82,556
Richard G. Chleboski	15,000	3.7%	2.59	12/07/11	24,433	61,917
Dr. Jack I. Hanoka	5,000	1.2%	5.00	09/04/11	15,722	39,844
	15,000	3.7%	2.59	12/07/11	24,433	61,917
John J. McCaffrey, Jr	15,000	3.7%	5.00	09/04/11	47,167	119,531
	25,000	6.2%	2.59	12/07/11	40,721	103,195
Dr. Rex D’Agostino	50,000	12.5%	10.75	01/12/11	338,031	856,637
	5,000	1.2%	5.00	09/04/11	15,722	39,844
	15,000	3.7%	2.59	12/07/11	24,433	61,917

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are not intended to forecast future appreciation of Evergreen’s stock price. The potential realizable value computation does not take into account any federal or state tax consequences of option exercises or sales of appreciated stock. This table does not take into account any appreciation in the price of the Common Stock since the date of grant.

(2)	The exercise price per share of each option was determined by the Board of Directors to be equal to the fair market value per share of Common Stock on the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth certain information with respect to options to purchase our Common Stock granted to the Named Executive Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in the fiscal year ended December 31, 2001; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 2001; and (iv) the value of unexercised options at exercise prices equal to or less than the market value of the Common Stock at December 31, 2001 (“In-the-Money”).

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Unexercised		Value of Unexercised
			Options held at		In-the-Money Options at
	Shares		December 31, 2001		December 31, 2001($)(2)
	Acquired on	Value
Name	Exercise	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark A. Farber	0	0	58,542	119,115	101,251	123,024
Richard G. Chleboski	1,847	4,802	47,341	84,670	86,484	87,017
Dr. Jack I. Hanoka	0	0	30,407	93,134	47,440	108,332
John J. McCaffrey, Jr.	0	0	23,092	97,738	32,764	89,333
Dr. Rex D’Agostino	0	0	0	70,000	0	12,150

(1)	Amounts calculated by subtracting the aggregate exercise price of the options from the market value of the underlying Common Stock on the date of exercise, and do not reflect amounts actually received by the Named Executive Officers.

(2)	Amounts calculated by subtracting the exercise price of the options from the fair market value of the underlying Common Stock as quoted on The Nasdaq Stock Market on December 31, 2001 of $3.40 per share, multiplied by the number of shares underlying the options, and do not reflect amounts that may be actually received by the Named Executive Officers upon exercise of options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is currently composed of Drs. Shaw and Williams neither of whom are employees of Evergreen. Mr. William C. Osborn served as a member of the Compensation Committee during fiscal year 2001 until his resignation as a director, and as a member of the Compensation Committee, effective as of December 14, 2001. Pursuant to authority delegated by the Board of Directors, the Compensation Committee reviews and determines base salaries and bonuses for certain senior employees, including all executive officers. The Committee is also responsible for establishing general compensation policies and guidelines and for administering and making recommendations and awards under Evergreen’s 2000 Stock Option and Incentive Plan and Evergreen’s 2000 Employee Stock Purchase Plan.

      Overview and Philosophy. Evergreen’s executive compensation policies are designed to:

•	provide compensation that attracts, motivates and retains experienced and well-qualified executives capable of leading Evergreen to meet its business objectives;

•	recognize and reward performance of Evergreen’s executive officers, both as individuals and as members of a cohesive management team, in meeting certain strategic objectives;

•	align the interests of Evergreen’s executive team with those of Evergreen; and

•	align the interests of Evergreen’s executive team with those of Evergreen’s stockholders through long-term equity-based incentives.

      Evergreen’s executive officers receive a compensation package consisting of base salary, incentive cash bonuses, long-term incentive awards in the form of stock options, and participation in benefit plans generally available to all of Evergreen’s employees. In setting executive officer compensation levels, the Committee is guided by the following considerations:

•	a portion of each executive officer’s compensation should be contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer’s individual level of performance;

•	compensation levels should reflect Evergreen’s past performance and expectations of future performance;

•	compensation levels should be competitive with compensation generally being paid to executives in Evergreen’s industry to ensure Evergreen’s ability to attract and retain experienced and well-qualified executives; and

•	a significant portion of executive officer compensation should be paid in the form of equity-based incentives to link closely stockholder and executive interests.

      The Committee also considered Evergreen’s financial performance in fiscal year 2001, certain milestones achieved by Evergreen, and individual executive officer duties. Additional factors which the Committee considered with respect to each executive officer’s compensation package for fiscal year 2001 are summarized below. The Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years. Also, the committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to Evergreen’s long-term goals and strategies.

      Base Salary. Fiscal 2001 base salaries for Evergreen’s Chief Executive Officer and Evergreen’s executive officers who earned over $100,000 during fiscal 2001 are listed in the “Summary Compensation Table” found on page 9. Fiscal 2001 base salaries were determined by the Committee after considering the base salary level of the executive officers in prior years, and taking into account for each executive officer the amount of base salary as a component of total compensation. Generally, salary decisions for Evergreen’s executive officers are made after the end of each fiscal year. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Committee in determining total compensation. Base salary levels for each of Evergreen’s executive officers, other than the Chief Executive Officer, were also based in part upon evaluations and recommendations made by the Chief Executive Officer.

      Bonus Compensation. Other than Mr. McCaffrey, Evergreen’s executive officers did not receive bonus compensation in 2001. Bonus compensation for Evergreen’s executive officers in 1999, 2000 and 2001 was based on Evergreen’s achievement of its strategic objectives, individual performance, and a comparison of the actual performance of each such executive officer. Future bonus compensation, if any, will be awarded based on factors described above as well as any additional factors the Committee deems relevant.

      Long Term Incentive Compensation. The Committee believes that stock option participation aligns the interests of executive officers with those of the stockholders. In addition, the Committee believes that equity ownership by executive officers helps to balance the short-term focus of annual incentive compensation with a longer term view and may help to retain such persons. Long-term incentive compensation, in the form of stock options, allows executive officers to share in any appreciation in the value of the Evergreen’s Common Stock. The Committee generally grants stock options that become exercisable over a four year period as a means of encouraging executive officers to remain with us and promote Evergreen’s success. In general, the Committee awards stock options to Evergreen’s executive officers with exercise prices equal to the market price of a share of Evergreen’s Common Stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of Evergreen’s Common Stock increases and Evergreen’s stockholders have also benefited.

      When establishing stock option grant levels, the Committee considers general corporate performance, individual performance, the Chief Executive Officer’s recommendations, level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

      The Committee generally grants an initial stock option award to executive officers at the time they commence employment, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Committee may make performance-based grants from time-to-time, as it deems appropriate. In making such performance-based grants, the Committee considers individual contributions to Evergreen’s financial, operational and strategic objectives. For fiscal year 2001, the Committee awarded certain of Evergreen’s executive officers additional stock option awards in recognition of Evergreen’s performance during fiscal year 2001, including the successful scale up and relocation of our manufacturing operations.

      Other Benefits. Evergreen also offers various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. Evergreen offers a stock purchase plan, under which employees may purchase shares of Evergreen’s Common Stock at a discount, and offers a 401(k) Plan, which allows employees to invest in a wide array of funds on a pre-tax basis. Evergreen also maintains insurance and other benefit plans for its employees, including executive officers.

      Chief Executive Officer Compensation. Compensation in fiscal year 2001 for Evergreen’s Chief Executive Officer and President, Mark A. Farber, was determined in accordance with the policies applicable to Evergreen’s other executive officers described above. In addition, the Committee considered Evergreen’s overall performance, the performance of Mr. Farber’s management team, compensation paid by competing companies, and Evergreen’s prospects, among other objective and subjective factors.

      Mr. Farber’s base salary for fiscal year 2001 was $156,770, which represents an increase of $37,252 or 31.17% over his 2000 base salary. Mr. Farber did not receive bonus compensation for fiscal year 2001. The number of options granted to Mr. Farber in fiscal 2001 is set forth in the table captioned “Option Grants in Last Fiscal Year” found on page 10. The total options held by Mr. Farber at December 31, 2001 is set forth in the table captioned “Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” found on page 10. The Committee believes Mr. Farber’s compensation is consistent with the compensation received by chief executive officers at companies within the same industry in which Evergreen operates, as adjusted to reflect the relative size of Evergreen to such comparable companies.

      Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), Evergreen cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Committee’s present intention that, for so long as it is consistent with its overall compensation objectives, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

      Respectfully submitted by the Compensation Committee.

THE COMPENSATION COMMITTEE:

Dr. Robert W. Shaw, Jr.
Dr. Brown F. Williams

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We believe that all transactions set forth below were made on terms no less favorable to us than would have been obtained from unaffiliated third parties. We have adopted a policy that all transactions between us and any of our officers, directors, principal stockholders and affiliates will be on terms no less favorable to us than could be obtained from unaffiliated third parties, and will be approved by a majority of the disinterested members of our Board of Directors.

Relationship with Kawasaki Heavy Industries, Ltd.

      In December 1999, we entered into a distribution and marketing agreement with Kawasaki Heavy Industries, Ltd. (“Kawasaki”) under which Kawasaki has exclusive distribution rights for our solar power products in Japan and Kawasaki is required to promote our solar power products. Kawasaki purchased $338,000 of solar power products from us during the fiscal year ended December 31, 2001. Kawasaki also holds 923,787 shares of our Common Stock, which Kawasaki received at the closing of our initial public offering in November 2000 upon the conversion of shares of our Series D preferred stock held by Kawasaki.

Indemnification Agreements

      In November 2000, we entered into indemnification agreements with each of our directors and executive officers. These agreements require us to, among other things, indemnify each of our directors and executive officers for any and all expenses (including attorney fees), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by us, which approval may not be unreasonably withheld), in connection with any action suit or proceeding arising out of the individual’s status as a director or executive officer of Evergreen and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which he or she may be entitled to indemnification by us.

STOCK PERFORMANCE GRAPH

      The following graph compares the percentage change in the cumulative total stockholder return on our Common Stock during the period from our initial public offering through December 31, 2001, with the cumulative total return of (i) the Media General Market Weighted Nasdaq Index (the “NASDAQ Market Index”) and (ii) an SIC Index that includes all organizations in our Standard Industrial Classification (SIC) Code 836 — Diversified Electronics (the “SIC Code Index”). The comparison assumes $100 was invested on November 2, 2000 in our Common Stock and in each of the foregoing indices and assumes any dividends were reinvested, if any.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG

EVERGREEN SOLAR, INC., SIC CODE INDEX
AND NASDAQ MARKET INDEX(1)(2)
ASSUMES $100 INVESTED ON NOV. 2, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2000
AND FISCAL YEAR ENDING DEC. 31, 2001

	11/2/00	12/29/00	12/31/01

Evergreen Solar, Inc	$100.00	$35.53	$17.89
SIC Code Index	$100.00	$66.09	$38.31
NASDAQ Market Index	$100.00	$73.35	$58.47

(1)	Prior to November 2, 2000 our Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

(2)	The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and holders of more than 10% of our Common Stock (collectively, the “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our Common Stock. Such persons are required by regulations of the Commission to furnish us with copies of all such filings. Based on our review of the copies of such filings received by us with respect to the period ended December 31, 2001, we believe that all Reporting Persons complied with Section 16(a) filing requirements in the period ended December 31, 2001, with the following exceptions: (i) Gordon B. Baty, formerly a member of our Board of Directors, and Zero Stage Capital Company, formerly the beneficial owner of greater than 10% of our Common Stock, failed to timely file Form 4s reporting sales of 305,000 and 196,800 shares of our Common Stock by Zero Stage Capital V, L.P. and Zero Stage Capital VI, L.P.; (ii) William C. Osborn, formerly a member of our Board of Directors, failed to timely file a Form 4 reporting his acquisition of 6,597 shares of our Common Stock through distributions-in-kind from UVCC Fund II, UVCC II Parallel Fund, L.P. and Utech Climate Challenge Fund, L.P.; and (iii) Robert W. Shaw, Jr., a member of our Board of Directors, failed to timely file a Form 4 reporting the distributions-in-kind by UVCC Fund II, UVCC II Parallel Fund, L.P., Utech Climate Challenge Fund, L.P. and Micro-Generation Technology Fund, LLC to their partners of an aggregate of 1,540,990 shares of our Common Stock and the acquisition of beneficial ownership of 595,707 shares by Dr. Shaw as a result of said distributions-in-kind. The reporting persons have since made the required filings.

STOCKHOLDER PROPOSALS

      Proposals of Stockholders intended to be presented at the Annual Meeting of Stockholders for the fiscal year ended December 31, 2002 must be received by our Secretary no later than January 1, 2003 at our principal executive offices in order to be included in our proxy statement for that meeting. Any such proposal must comply with the rules and regulations of the Securities and Exchange Commission.

      Our by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in our proxy statement for that meeting. Written notice of such stockholder proposals for our next annual meeting must be received by our Secretary at our principal executive offices not later than January 1, 2003 and must not have been received earlier than December 2, 2002 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent accountants for the 2002 fiscal year. PricewaterhouseCoopers LLP has served as our independent accountants since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

      The aggregate fees billed by PricewaterhouseCoopers LLP for professional services relating to the audit of our annual financial statements for 2001 and the review of the financial statements included in our quarterly reports for 2001 were approximately $83,900. PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation during 2001. PricewaterhouseCoopers LLP billed us an aggregate of approximately $43,517 for all other services rendered to us for the fiscal year ended December 31, 2001, which services primarily related to the audit of certain government contracts and for tax preparation services. The Audit Committee typically meets with PricewaterhouseCoopers LLP throughout the year and reviews both audit and non-audit services performed by PricewaterhouseCoopers LLP as well as fees charged by PricewaterhouseCoopers LLP for such services. In engaging Price-

waterhouseCoopers LLP for the services described above, the Audit Committee considered whether the provision of such services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

EXPENSES AND SOLICITATION

      All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph. Solicitation by officers and employees of Evergreen may be made of some Stockholders in person or by mail, telephone or telegraph following the original solicitation.

Appendix A

EVERGREEN SOLAR, INC.

AUDIT COMMITTEE CHARTER

A.     Purpose and Scope

      The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission (“SEC”), the Corporation’s shareholders or to the general public, and (ii) the Corporation’s internal financial and accounting controls.

B.     Composition

      The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

      All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

      The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.     Responsibilities and Duties

      To fulfill its responsibilities and duties the Committee shall:

     Document Review

1.	Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.	Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s Annual Report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10Q.

A-1

3.	Take steps designed to insure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

     Independent Accounting Firm

4.	Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5.	On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board (“ISB”) Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6.	On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61, as it may be modified or supplemented.

7.	Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.

8.	Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

     Financial Reporting Processes

9.	In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial and accounting controls.

     Compliance

10.	To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

     Reporting

11.	Prepare, in accordance with the rules of the SEC, as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

A-2

EVERGREEN SOLAR, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON

JUNE 4, 2002

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Evergreen Solar, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2002, and hereby appoints Mark A. Farber and Richard G. Chleboski, and each of them singly, proxies and attorneys-in-fact, with full power of substitution on behalf and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Evergreen Solar, Inc. to be held on June 4, 2002, at 11:00 a.m. Eastern time, at the Royal Plaza Hotel & Trade Center, 181 Boston Post Road West, Marlboro, MA 01752, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE
   SIDE

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders
EVERGREEN SOLAR, INC.

June 4, 2002

[down arrow]     Please Detach and Mail in the Envelope Provided     [down arrow]

A	☒	Please mark your votes as in this example.

		FOR all nominees	WITHHOLD
		listed at right (except	AUTHORITY to vote	THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
		as marked to the	for all nominees	DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS
		contrary below)	listed at right	GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

1.	To elect three directors to Class II of the	☐	☐	Nominees:	Dr. William P. Sommers Dr. Brown F. Williams Mason Willrich	2.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any postponements or
	Company’s Board of Directors, each to serve for a term of three years or						adjournment thereof.
until his or her successor is duly elected and qualified.

(INSTRUCTIONS: to withhold authority to vote for any individual nominee print that nominee’s name on the space provided below)				MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

I/We will attend the annual meeting. ☐

Signature of Stockholder	Signature if held jointly	Dated:	, 2002

Note:	(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)